UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LEV PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

The following documents relating to the proposed merger between Lev Pharmaceuticals, Inc. (“Lev”) and ViroPharma Incorporated (“ViroPharma”) are attached:

1. Notice Letters delivered to Lev warrant holders pursuant to outstanding warrant agreements.

[Lev letterhead]
September 22, 2008

By Federal Express
TO HOLDERS OF WARRANTS TO
PURCHASE SHARES OF COMMON STOCK OF
LEV PHARMACEUTICALS, INC.

Re: Notice Pursuant to Warrant Agreement

Dear Holder:

Pursuant to Section 3.3 of that certain warrant agreement to purchase shares of common stock of Lev Pharmaceuticals, Inc, dated August 17, 2007 (the “Warrant”), you are hereby notified that Lev Pharmaceuticals, Inc. (“Lev”) has determined to hold a special meeting of its stockholders on October 21, 2008 (the “Special Meeting”) in order for the holders of shares of Lev’s common stock to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 15, 2008, by and among Lev, ViroPharma Incorporated (“ViroPharma”), and HAE Acquisition Corp., a wholly owned subsidiary of ViroPharma (“Merger Sub”), pursuant to which Merger Sub will merge with and into Lev, with Lev becoming a wholly owned subsidiary of ViroPharma (the “Merger”). If the stockholders of Lev approve the Merger at the Special Meeting (or any adjournment or postponement thereof), Lev anticipates closing the Merger no later than two business days after the Special Meeting.

Pursuant to the terms of the Merger Agreement, each share of Lev common stock outstanding at the effective time of the Merger will automatically be converted into the right to receive a combination of:

•	$2.25 in cash, without interest;

•	a fraction of a share of ViroPharma common stock worth approximately $0.50 subject to certain adjustments, with cash in lieu of any fractional share; and

•	one non-transferable CVR, which entitles the holder to receive up to two contingent payments of $0.50 each in cash, payable upon the achievement of certain regulatory and commercial milestones.

The ViroPharma common stock will be valued based on the average of the daily closing price per share of ViroPharma common stock for the 20 consecutive trading days during which ViroPharma common stock is actually traded on Nasdaq, ending at the close of trading on the second trading day immediately preceding the date of closing of the Merger. This value is referred to as the “average closing price.” In no event, however, will the ViroPharma common stock be valued at a price higher than $15.68 per share or less than $10.03 per share. Lev stockholders will receive that number of shares of ViroPharma common stock equal to the quotient determined by dividing $0.50 by the average closing price (the “exchange ratio”); provided, that if the average closing price is less than $10.03, the exchange ratio will be 0.050 and if the average closing price is greater than $15.68, the exchange ratio will be 0.032.

The certificate representing the Warrant contains the instructions for you to follow to exercise your Warrant. Upon such exercise, you will be issued shares of Lev common stock in accordance with the terms of the Warrant and will be treated as a stockholder of Lev for the purpose of receiving the applicable Merger consideration following the closing. To receive the Merger consideration, you will need to exercise your Warrant in accordance with its instructions.

This notice shall not constitute an offer of any securities for sale. In connection with the proposed Merger, on September 22, 2008, ViroPharma filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of Lev that also constitutes a prospectus of ViroPharma. Lev mailed the proxy statement/prospectus to its stockholders on or about September 22, 2008. Prior to making any investment decision, Lev and ViroPharma urge you to read the proxy statement/prospectus regarding the proposed Merger because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), Lev’s website (www.levpharma.com) or ViroPharma’s website (www.viropharma.com).

Lev, ViroPharma and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Lev stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lev stockholders in connection with the proposed Merger is set forth in the proxy statement/prospectus. You can find information about Lev’s executive officers and directors in its definitive proxy statement filed with the SEC on April 16, 2008. You can find information about ViroPharma’s executive officers and directors in definitive proxy statement filed with the SEC on April 11, 2008. You can obtain free copies of these documents from Lev and ViroPharma.

If you have any questions, please call MacKenzie Partners, Inc., our solicitation agent, toll free at 1-800-322-2885.

Very truly yours,

/s/ Joshua D. Schein

Joshua D. Schein
Chief Executive Officer

[Lev letterhead]

September 22, 2008

By Federal Express
TO HOLDERS OF WARRANTS TO
PURCHASE SHARES OF COMMON STOCK OF
LEV PHARMACEUTICALS, INC.

Re: Notice Pursuant to Warrant Agreement

Dear Holder:

Pursuant to Section 3(h)(ii)(D) of that certain warrant agreement to purchase shares of common stock of Lev Pharmaceuticals, Inc, dated October 16, 2006 (the “Warrant”), you are hereby notified that Lev Pharmaceuticals, Inc. (“Lev”) has determined to hold a special meeting of its stockholders on October 21, 2008 (the “Special Meeting”) in order for the holders of shares of Lev’s common stock to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 15, 2008, by and among Lev, ViroPharma Incorporated (“ViroPharma”), and HAE Acquisition Corp., a wholly owned subsidiary of ViroPharma (“Merger Sub”), pursuant to which Merger Sub will merge with and into Lev, with Lev becoming a wholly owned subsidiary of ViroPharma (the “Merger”). If the stockholders of Lev approve the Merger at the Special Meeting (or any adjournment or postponement thereof), Lev anticipates closing the Merger no later than two business days after the Special Meeting.

Pursuant to the terms of the Merger Agreement, each share of Lev common stock outstanding at the effective time of the Merger will automatically be converted into the right to receive a combination of:

•	$2.25 in cash, without interest;

•	a fraction of a share of ViroPharma common stock worth approximately $0.50 subject to certain adjustments, with cash in lieu of any fractional share; and

•	one non-transferable CVR, which entitles the holder to receive up to two contingent payments of $0.50 each in cash, payable upon the achievement of certain regulatory and commercial milestones.

The ViroPharma common stock will be valued based on the average of the daily closing price per share of ViroPharma common stock for the 20 consecutive trading days during which ViroPharma common stock is actually traded on Nasdaq, ending at the close of trading on the second trading day immediately preceding the date of closing of the Merger. This value is referred to as the “average closing price.” In no event, however, will the ViroPharma common stock be valued at a price higher than $15.68 per share or less than $10.03 per share. Lev stockholders will receive that number of shares of ViroPharma common stock equal to the quotient determined by dividing $0.50 by the average closing price (the “exchange ratio”); provided, that if the average closing price is less than $10.03, the exchange ratio will be 0.050 and if the average closing price is greater than $15.68, the exchange ratio will be 0.032.

The certificate representing the Warrant contains the instructions for you to follow to exercise your Warrant. Upon such exercise, you will be issued shares of Lev common stock in accordance with the terms of the Warrant and will be treated as a stockholder of Lev for the purpose of receiving the applicable Merger consideration following the closing. To receive the Merger consideration, you will need to exercise your Warrant in accordance with its instructions.

This notice shall not constitute an offer of any securities for sale. In connection with the proposed Merger, on September 22, 2008, ViroPharma filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of Lev that also constitutes a prospectus of ViroPharma. Lev mailed the proxy statement/prospectus to its stockholders on or about September 22, 2008. Prior to making any investment decision, Lev and ViroPharma urge you to read the proxy statement/prospectus regarding the proposed Merger because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), Lev’s website (www.levpharma.com) or ViroPharma’s website (www.viropharma.com).

Lev, ViroPharma and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Lev stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lev stockholders in connection with the proposed Merger is set forth in the proxy statement/prospectus. You can find information about Lev’s executive officers and directors in its definitive proxy statement filed with the SEC on April 16, 2008. You can find information about ViroPharma’s executive officers and directors in definitive proxy statement filed with the SEC on April 11, 2008. You can obtain free copies of these documents from Lev and ViroPharma.

If you have any questions, please call MacKenzie Partners, Inc., our solicitation agent, toll free at 1-800-322-2885.

Very truly yours,

/s/ Joshua D. Schein

Joshua D. Schein
Chief Executive Officer

[Lev letterhead]

September 22, 2008

By Federal Express
TO HOLDERS OF WARRANTS TO
PURCHASE SHARES OF COMMON STOCK OF
LEV PHARMACEUTICALS, INC.

Re: Notice Pursuant to Warrant Agreement

Dear Holder:

Pursuant to Section 5(C) of that certain warrant agreement to purchase shares of common stock of Lev Pharmaceuticals, Inc, issued to you in May 2005 (the “Warrant”), you are hereby notified that Lev Pharmaceuticals, Inc. (“Lev”) has determined to hold a special meeting of its stockholders on October 21, 2008 (the “Special Meeting”) in order for the holders of shares of Lev’s common stock to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 15, 2008, by and among Lev, ViroPharma Incorporated (“ViroPharma”), and HAE Acquisition Corp., a wholly owned subsidiary of ViroPharma (“Merger Sub”), pursuant to which Merger Sub will merge with and into Lev, with Lev becoming a wholly owned subsidiary of ViroPharma (the “Merger”). If the stockholders of Lev approve the Merger at the Special Meeting (or any adjournment or postponement thereof), Lev anticipates closing the Merger no later than two business days after the Special Meeting.

Pursuant to the terms of the Merger Agreement, each share of Lev common stock outstanding at the effective time of the Merger will automatically be converted into the right to receive a combination of:

•	$2.25 in cash, without interest;

•	a fraction of a share of ViroPharma common stock worth approximately $0.50 subject to certain adjustments, with cash in lieu of any fractional share; and

•	one non-transferable CVR, which entitles the holder to receive up to two contingent payments of $0.50 each in cash, payable upon the achievement of certain regulatory and commercial milestones.

The ViroPharma common stock will be valued based on the average of the daily closing price per share of ViroPharma common stock for the 20 consecutive trading days during which ViroPharma common stock is actually traded on Nasdaq, ending at the close of trading on the second trading day immediately preceding the date of closing of the Merger. This value is referred to as the “average closing price.” In no event, however, will the ViroPharma common stock be valued at a price higher than $15.68 per share or less than $10.03 per share. Lev stockholders will receive that number of shares of ViroPharma common stock equal to the quotient determined by dividing $0.50 by the average closing price (the “exchange ratio”); provided, that if the average closing price is less than $10.03, the exchange ratio will be 0.050 and if the average closing price is greater than $15.68, the exchange ratio will be 0.032.

The certificate representing the Warrant contains the instructions for you to follow to exercise your Warrant. Upon such exercise, you will be issued shares of Lev common stock in accordance with the terms of the Warrant and will be treated as a stockholder of Lev for the purpose of receiving the applicable Merger consideration following the closing. To receive the Merger consideration, you will need to exercise your Warrant in accordance with its instructions.

This notice shall not constitute an offer of any securities for sale. In connection with the proposed Merger, on September 22, 2008, ViroPharma filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of Lev that also constitutes a prospectus of ViroPharma. Lev mailed the proxy statement/prospectus to its stockholders on or about September 22, 2008. Prior to making any investment decision, Lev and ViroPharma urge you to read the proxy statement/prospectus regarding the proposed Merger because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), Lev’s website (www.levpharma.com) or ViroPharma’s website (www.viropharma.com).

Lev, ViroPharma and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Lev stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lev stockholders in connection with the proposed Merger is set forth in the proxy statement/prospectus. You can find information about Lev’s executive officers and directors in its definitive proxy statement filed with the SEC on April 16, 2008. You can find information about ViroPharma’s executive officers and directors in definitive proxy statement filed with the SEC on April 11, 2008. You can obtain free copies of these documents from Lev and ViroPharma.

If you have any questions, please call MacKenzie Partners, Inc., our solicitation agent, toll free at 1-800-322-2885.

Very truly yours,

/s/ Joshua D. Schein

Joshua D. Schein
Chief Executive Officer

[Lev letterhead]

September 22, 2008

By Federal Express
TO HOLDERS OF WARRANTS TO
PURCHASE SHARES OF COMMON STOCK OF
LEV PHARMACEUTICALS, INC.

Re: Notice Pursuant to Warrant Agreement

Dear Holder:

In accordance with the terms and conditions of those certain warrant agreements to purchase shares of common stock of Lev Pharmaceuticals, Inc, dated June 28, 2006 (the “Warrant”), you are hereby notified that Lev Pharmaceuticals, Inc. (“Lev”) has determined to hold a special meeting of its stockholders on October 21, 2008 (the “Special Meeting”) in order for the holders of shares of Lev’s common stock to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 15, 2008, by and among Lev, ViroPharma Incorporated (“ViroPharma”), and HAE Acquisition Corp., a wholly owned subsidiary of ViroPharma (“Merger Sub”), pursuant to which Merger Sub will merge with and into Lev, with Lev becoming a wholly owned subsidiary of ViroPharma (the “Merger”). If the stockholders of Lev approve the Merger at the Special Meeting (or any adjournment or postponement thereof), Lev anticipates closing the Merger no later than two business days after the Special Meeting.

Pursuant to the terms of the Merger Agreement, each share of Lev common stock outstanding at the effective time of the Merger will automatically be converted into the right to receive a combination of:

•	$2.25 in cash, without interest;

•	a fraction of a share of ViroPharma common stock worth approximately $0.50 subject to certain adjustments, with cash in lieu of any fractional share; and

•	one non-transferable CVR, which entitles the holder to receive up to two contingent payments of $0.50 each in cash, payable upon the achievement of certain regulatory and commercial milestones.

The ViroPharma common stock will be valued based on the average of the daily closing price per share of ViroPharma common stock for the 20 consecutive trading days during which ViroPharma common stock is actually traded on Nasdaq, ending at the close of trading on the second trading day immediately preceding the date of closing of the Merger. This value is referred to as the “average closing price.” In no event, however, will the ViroPharma common stock be valued at a price higher than $15.68 per share or less than $10.03 per share. Lev stockholders will receive that number of shares of ViroPharma common stock equal to the quotient determined by dividing $0.50 by the average closing price (the “exchange ratio”); provided, that if the average closing price is less than $10.03, the exchange ratio will be 0.050 and if the average closing price is greater than $15.68, the exchange ratio will be 0.032.

The certificate representing the Warrant contains the instructions for you to follow to exercise your Warrant. Upon such exercise, you will be issued shares of Lev common stock in accordance with the terms of the Warrant and will be treated as a stockholder of Lev for the purpose of receiving the applicable Merger consideration following the closing. To receive the Merger consideration, you will need to exercise your Warrant in accordance with its instructions.

This notice shall not constitute an offer of any securities for sale. In connection with the proposed Merger, on September 22, 2008, ViroPharma filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of Lev that also constitutes a prospectus of ViroPharma. Lev mailed the proxy statement/prospectus to its stockholders on or about September 22, 2008. Prior to making any investment decision, Lev and ViroPharma urge you to read the proxy statement/prospectus regarding the proposed Merger because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), Lev’s website (www.levpharma.com) or ViroPharma’s website (www.viropharma.com).

Lev, ViroPharma and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Lev stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lev stockholders in connection with the proposed Merger is set forth in the proxy statement/prospectus. You can find information about Lev’s executive officers and directors in its definitive proxy statement filed with the SEC on April 16, 2008. You can find information about ViroPharma’s executive officers and directors in definitive proxy statement filed with the SEC on April 11, 2008. You can obtain free copies of these documents from Lev and ViroPharma.

If you have any questions, please call MacKenzie Partners, Inc., our solicitation agent, toll free at 1-800-322-2885.

Very truly yours,

/s/ Joshua D. Schein

Joshua D. Schein
Chief Executive Officer

[Lev letterhead]

September 22, 2008

By Federal Express
TO HOLDERS OF WARRANTS TO
PURCHASE SHARES OF COMMON STOCK OF
LEV PHARMACEUTICALS, INC.

Re: Notice Pursuant to Warrant Agreement

Dear Holder:

Pursuant to Section 3(b) of that certain warrant agreement to purchase shares of common stock of Lev Pharmaceuticals, Inc, dated November 2, 2007 (the “Warrant”), you are hereby notified that Lev Pharmaceuticals, Inc. (“Lev”) has determined to hold a special meeting of its stockholders on October 21, 2008 (the “Special Meeting”) in order for the holders of shares of Lev’s common stock to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 15, 2008, by and among Lev, ViroPharma Incorporated (“ViroPharma”), and HAE Acquisition Corp., a wholly owned subsidiary of ViroPharma (“Merger Sub”), pursuant to which Merger Sub will merge with and into Lev, with Lev becoming a wholly owned subsidiary of ViroPharma (the “Merger”). If the stockholders of Lev approve the Merger at the Special Meeting (or any adjournment or postponement thereof), Lev anticipates closing the Merger no later than two business days after the Special Meeting.

Pursuant to the terms of the Merger Agreement, each share of Lev common stock outstanding at the effective time of the Merger will automatically be converted into the right to receive a combination of:

•	$2.25 in cash, without interest;

•	a fraction of a share of ViroPharma common stock worth approximately $0.50 subject to certain adjustments, with cash in lieu of any fractional share; and

•	one non-transferable CVR, which entitles the holder to receive up to two contingent payments of $0.50 each in cash, payable upon the achievement of certain regulatory and commercial milestones.

The ViroPharma common stock will be valued based on the average of the daily closing price per share of ViroPharma common stock for the 20 consecutive trading days during which ViroPharma common stock is actually traded on Nasdaq, ending at the close of trading on the second trading day immediately preceding the date of closing of the Merger. This value is referred to as the “average closing price.” In no event, however, will the ViroPharma common stock be valued at a price higher than $15.68 per share or less than $10.03 per share. Lev stockholders will receive that number of shares of ViroPharma common stock equal to the quotient determined by dividing $0.50 by the average closing price (the “exchange ratio”); provided, that if the average closing price is less than $10.03, the exchange ratio will be 0.050 and if the average closing price is greater than $15.68, the exchange ratio will be 0.032.

The certificate representing the Warrant contains the instructions for you to follow to exercise your Warrant. Upon such exercise, you will be issued shares of Lev common stock in accordance with the terms of the Warrant and will be treated as a stockholder of Lev for the purpose of receiving the applicable Merger consideration following the closing. To receive the Merger consideration, you will need to exercise your Warrant in accordance with its instructions.

This notice shall not constitute an offer of any securities for sale. In connection with the proposed Merger, on September 22, 2008, ViroPharma filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of Lev that also constitutes a prospectus of ViroPharma. Lev mailed the proxy statement/prospectus to its stockholders on or about September 22, 2008. Prior to making any investment decision, Lev and ViroPharma urge you to read the proxy statement/prospectus regarding the proposed Merger because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), Lev’s website (www.levpharma.com) or ViroPharma’s website (www.viropharma.com).

Lev, ViroPharma and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Lev stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lev stockholders in connection with the proposed Merger is set forth in the proxy statement/prospectus. You can find information about Lev’s executive officers and directors in its definitive proxy statement filed with the SEC on April 16, 2008. You can find information about ViroPharma’s executive officers and directors in definitive proxy statement filed with the SEC on April 11, 2008. You can obtain free copies of these documents from Lev and ViroPharma.

If you have any questions, please call MacKenzie Partners, Inc., our solicitation agent, toll free at 1-800-322-2885.

Very truly yours,

/s/ Joshua D. Schein

Joshua D. Schein
Chief Executive Officer

[Lev letterhead]

September 22, 2008

By Federal Express
TO HOLDERS OF WARRANTS TO
PURCHASE SHARES OF COMMON STOCK OF
LEV PHARMACEUTICALS, INC.

Re: Notice Pursuant to Warrant Agreement

Dear Holder:

Pursuant to Section 9 of that certain warrant agreement to purchase shares of common stock of Lev Pharmaceuticals, Inc, dated January 19, 2006 (the “Warrant”), you are hereby notified that Lev Pharmaceuticals, Inc. (“Lev”) has determined to hold a special meeting of its stockholders on October 21, 2008 (the “Special Meeting”) in order for the holders of shares of Lev’s common stock to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 15, 2008, by and among Lev, ViroPharma Incorporated (“ViroPharma”), and HAE Acquisition Corp., a wholly owned subsidiary of ViroPharma (“Merger Sub”), pursuant to which Merger Sub will merge with and into Lev, with Lev becoming a wholly owned subsidiary of ViroPharma (the “Merger”). If the stockholders of Lev approve the Merger at the Special Meeting (or any adjournment or postponement thereof), Lev anticipates closing the Merger no later than two business days after the Special Meeting.

Pursuant to the terms of the Merger Agreement, each share of Lev common stock outstanding at the effective time of the Merger will automatically be converted into the right to receive a combination of:

•	$2.25 in cash, without interest;

•	a fraction of a share of ViroPharma common stock worth approximately $0.50 subject to certain adjustments, with cash in lieu of any fractional share; and

•	one non-transferable CVR, which entitles the holder to receive up to two contingent payments of $0.50 each in cash, payable upon the achievement of certain regulatory and commercial milestones.

The ViroPharma common stock will be valued based on the average of the daily closing price per share of ViroPharma common stock for the 20 consecutive trading days during which ViroPharma common stock is actually traded on Nasdaq, ending at the close of trading on the second trading day immediately preceding the date of closing of the Merger. This value is referred to as the “average closing price.” In no event, however, will the ViroPharma common stock be valued at a price higher than $15.68 per share or less than $10.03 per share. Lev stockholders will receive that number of shares of ViroPharma common stock equal to the quotient determined by dividing $0.50 by the average closing price (the “exchange ratio”); provided, that if the average closing price is less than $10.03, the exchange ratio will be 0.050 and if the average closing price is greater than $15.68, the exchange ratio will be 0.032.

The certificate representing the Warrant contains the instructions for you to follow to exercise your Warrant. Upon such exercise, you will be issued shares of Lev common stock in accordance with the terms of the Warrant and will be treated as a stockholder of Lev for the purpose of receiving the applicable Merger consideration following the closing. To receive the Merger consideration, you will need to exercise your Warrant in accordance with its instructions prior to the effective date of the Merger. In the event you do not exercise your Warrant prior to the closing of the Merger, the Warrant shall terminate and be of no further force and effect on and after the effective date of the Merger, in accordance with Section 9 of the Warrant. Further, upon the termination of the Warrant, you will not be entitled to receive the Merger consideration with respect to such Warrant.

This notice shall not constitute an offer of any securities for sale. In connection with the proposed Merger, on September 22, 2008, ViroPharma filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of Lev that also constitutes a prospectus of ViroPharma. Lev mailed the proxy statement/prospectus to its stockholders on or about September 22, 2008. Prior to making any investment decision, Lev and ViroPharma urge you to read the proxy statement/prospectus regarding the proposed Merger because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), Lev’s website (www.levpharma.com) or ViroPharma’s website (www.viropharma.com).

Lev, ViroPharma and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Lev stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lev stockholders in connection with the proposed Merger is set forth in the proxy statement/prospectus. You can find information about Lev’s executive officers and directors in its definitive proxy statement filed with the SEC on April 16, 2008. You can find information about ViroPharma’s executive officers and directors in definitive proxy statement filed with the SEC on April 11, 2008. You can obtain free copies of these documents from Lev and ViroPharma.

If you have any questions, please call MacKenzie Partners, Inc., our solicitation agent, toll free at 1-800-322-2885.

Very truly yours,

/s/ Joshua D. Schein

Joshua D. Schein
Chief Executive Officer

[Lev letterhead]

September 22, 2008

By Federal Express
TO HOLDERS OF WARRANTS TO
PURCHASE SHARES OF COMMON STOCK OF
LEV PHARMACEUTICALS, INC.

Re: Notice Pursuant to Warrant Agreement

Dear Holder:

Pursuant to Section 9 of that certain warrant agreement to purchase shares of common stock of Lev Pharmaceuticals, Inc, dated February 8, 2007 (the “Warrant”), you are hereby notified that Lev Pharmaceuticals, Inc. (“Lev”) has determined to hold a special meeting of its stockholders on October 21, 2008 (the “Special Meeting”) in order for the holders of shares of Lev’s common stock to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 15, 2008, by and among Lev, ViroPharma Incorporated (“ViroPharma”), and HAE Acquisition Corp., a wholly owned subsidiary of ViroPharma (“Merger Sub”), pursuant to which Merger Sub will merge with and into Lev, with Lev becoming a wholly owned subsidiary of ViroPharma (the “Merger”). If the stockholders of Lev approve the Merger at the Special Meeting (or any adjournment or postponement thereof), Lev anticipates closing the Merger no later than two business days after the Special Meeting.

Pursuant to the terms of the Merger Agreement, each share of Lev common stock outstanding at the effective time of the Merger will automatically be converted into the right to receive a combination of:

•	$2.25 in cash, without interest;

•	a fraction of a share of ViroPharma common stock worth approximately $0.50 subject to certain adjustments, with cash in lieu of any fractional share; and

•	one non-transferable CVR, which entitles the holder to receive up to two contingent payments of $0.50 each in cash, payable upon the achievement of certain regulatory and commercial milestones.

The ViroPharma common stock will be valued based on the average of the daily closing price per share of ViroPharma common stock for the 20 consecutive trading days during which ViroPharma common stock is actually traded on Nasdaq, ending at the close of trading on the second trading day immediately preceding the date of closing of the Merger. This value is referred to as the “average closing price.” In no event, however, will the ViroPharma common stock be valued at a price higher than $15.68 per share or less than $10.03 per share. Lev stockholders will receive that number of shares of ViroPharma common stock equal to the quotient determined by dividing $0.50 by the average closing price (the “exchange ratio”); provided, that if the average closing price is less than $10.03, the exchange ratio will be 0.050 and if the average closing price is greater than $15.68, the exchange ratio will be 0.032.

The certificate representing the Warrant contains the instructions for you to follow to exercise your Warrant. Upon such exercise, you will be issued shares of Lev common stock in accordance with the terms of the Warrant and will be treated as a stockholder of Lev for the purpose of receiving the applicable Merger consideration following the closing. To receive the Merger consideration, you will need to exercise your Warrant in accordance with its instructions prior to the effective date of the Merger. In the event you do not exercise your Warrant prior to the closing of the Merger, the Warrant shall terminate and be of no further force and effect on and after the effective date of the Merger, in accordance with Section 9 of the Warrant. Further, upon the termination of the Warrant, you will not be entitled to receive the Merger consideration with respect to such Warrant.

This notice shall not constitute an offer of any securities for sale. In connection with the proposed Merger, on September 22, 2008, ViroPharma filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of Lev that also constitutes a prospectus of ViroPharma. Lev mailed the proxy statement/prospectus to its stockholders on or about September 22, 2008. Prior to making any investment decision, Lev and ViroPharma urge you to read the proxy statement/prospectus regarding the proposed Merger because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), Lev’s website (www.levpharma.com) or ViroPharma’s website (www.viropharma.com).

Lev, ViroPharma and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Lev stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lev stockholders in connection with the proposed Merger is set forth in the proxy statement/prospectus. You can find information about Lev’s executive officers and directors in its definitive proxy statement filed with the SEC on April 16, 2008. You can find information about ViroPharma’s executive officers and directors in definitive proxy statement filed with the SEC on April 11, 2008. You can obtain free copies of these documents from Lev and ViroPharma.

If you have any questions, please call MacKenzie Partners, Inc., our solicitation agent, toll free at 1-800-322-2885.

Very truly yours,

/s/ Joshua D. Schein

Joshua D. Schein
Chief Executive Officer